                                                                   EXHIBIT 10(b)


                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: August 2002


  CURRENT BILLING MONTH        8/2/2002 - 8/30/2002                                COLLECTION CURVE 100%

   STANDARD BILLING FOR PRIOR BILLING MONTH
  Residential Total Billed                                                      $127,037,920
  Residential SECURITIZATION CHARGE (SC) Billed                                   $1,860,844           1.465%

  Commercial Total Billed                                                        $88,102,246
  Commercial SECURITIZATION CHARGE (SC) Billed                                    $1,658,048           1.882%

  Industrial Total Billed                                                        $56,615,602
  Industrial SECURITIZATION CHARGE (SC) Billed                                    $1,575,016           2.782%

   YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
   Non-Residential Customer Net Write-offs                                          0.250%
   Residential Customer Net Write-offs                                              0.320%
   Total Net Write-offs                                                             0.280%



   AGGREGATE SC COLLECTIONS

  TOTAL SC REMITTED FOR BILLING MONTH
  Residential Class SC Collected                                                  $1,784,357
  Commercial Class SC Collected                                                   $1,659,519
  Industrial Class SC Collected                                                   $1,537,838

  Total SC Collected                                                              $4,981,714


   Aggregate SC Remittances for July 2002 BILLING MONTH                           $4,710,325
   Aggregate SC Remittances for August 2002 BILLING MONTH                         $4,981,714
   Aggregate SC Remittances for September 2002 BILLING MONTH                              $0
   TOTAL CURRENT SC REMITTANCES                                                   $9,692,039





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



  CURRENT BILLING MONTH        8/2/2002 - 8/30/2002                           COLLECTION CURVE 100%
   CALCULATED SC COLLECTED AMOUNT
   RESIDENTIAL

   A-1 Residential SC Collected                                                   $1,696,702
   A-3 Residential T.O.D. SC Collected                                                $4,960
   A-4 Alternate Residence SC Collected                                              $48,465
   A-5 Residential Farm/Life Support SC Collected                                    $34,230

   TOTAL RESIDENTIAL SC COLLECTED                                                 $1,784,357

   COMMERCIAL

   B-1 General Primary   (041) SC Collected                                          $28,049
   B-General Secondary   (010) SC Collected                                         $339,064
   C- General Secondary   (011) SC Collected                                        $605,300
   D-General Primary   (018) SC Collected                                           $362,437
   F-Primary High Load Factor   (032) SC Collected                                   $69,512
   GH-General Service Heating   (013) SC Collected                                    $5,512
   H- Water Heating Service   (014) SC Collected                                        $718
   L-1 General Energy-Only Street Lighting SC Collected                               $1,700
   L-2 General Service (Cust Owned) St Light SC Collected                             $1,932
   L-3 General Service (Co Owned) St Light SC Collected                              $12,564
   L-4 General Service Outdoor Lighting Commercial SC Collected                       $1,323
   PS-1 General Secondary Public Pumping SC Collected                                 $8,721
   PS-2 General Primary Public Pumping SC Collected                                   $9,442
   PS-3 General Optional Primary Public Pumping SC Collected                         $62,555
   R-1 General Secondary Resale SC Collected                                            $148
   R-2 General Secondary Resale SC Collected                                          $1,308
   R-3 General Primary Resale SC Collected                                           $44,024
   ROA-P Retail Open Access Primary (110) SC Collected                               $82,459
   ROA-S Retail Open Access Secondary Com SC Collected                                $9,104
   SC - Special Contract Commercial SC Collected                                      $2,708
   UR-General Unmetered SC Collected                                                 $10,939

   TOTAL COMMERCIAL SC COLLECTED                                                  $1,659,519

   INDUSTRIAL

   B-1 General Primary   (042) SC Collected                                          $23,666
   B-General Secondary   (020) SC Collected                                          $41,109
   C- General Secondary   (021) SC Collected                                         $83,160
   CG-Cogeneration/Small Power Production Purchase SC Collected                       $9,507
   D-General Primary   (028) SC Collected                                           $633,251
   F-Primary High Load Factor   (033) SC Collected                                  $128,605
   GH-General Service Heating   (023) SC Collected                                       $43
   GMD General Motors SC Collected                                                   $66,901
   GMF General Motors SC Collected                                                  $126,780
   GMF-1 General Motors SC Collected                                                 $15,937
   GMJ-1 General Motors SC Collected                                                 $11,902
   H- Water Heating Service   (024) SC Collected                                          $0


  CURRENT BILLING MONTH        8/2/2002 - 8/30/2002                           COLLECTION CURVE 100%
   I-General Primary Interruptible   (034) SC Collected                                 $293
   J-1General Alternative Electric Metal Melting SC Collected                        $17,417
   J-General Primary Electric Furnace   (037) SC Collected                            $7,743
   L-4 General Service Outdoor Lighting Industrial SC Collected                          $75
   ROA-P Retail Open Access Primary (111) SC Collected                              $237,717
   ROA-S Retail Open Access Secondary Ind SC Collected                                $5,499
   SC - Special Contract Industrial SC Collected                                    $128,233

   TOTAL INDUSTRIAL SC COLLECTED                                                  $1,537,838

   TOTAL SC COLLECTED                                                             $4,981,714




   Executed as of this 19th day of September 2002.


                                         CONSUMERS ENERGY COMPANY
                                         AS SERVICER



                                                   /s/  Glenn Barba
                                         ---------------------------------------
                                                 Glenn Barba, Controller


   CC:      Consumers Funding LLC
            Suite M-1079
            212 W. Michigan Ave
            Jackson, Mi  49201








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